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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 30, 2003

                            FORRESTER RESEARCH, INC.
                 (Exact Name of Registrant Specified in Charter)

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
        Delaware                        000-21433                04-2797789
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)
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
400 Technology Square, Cambridge, Massachusetts                    02139
(Address of Principal Executive Offices)                         (Zip Code)
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Registrant's telephone number, including area code: (617) 613-6000

     N/A
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(Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1  Press Release dated April 30, 2003.

ITEM 9. (Information Provided Under Item 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

      The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216. This information and the exhibits hereto are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Forrester Research, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.


      On April 30, 2003, Forrester Research, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003, the full text of which is attached hereto as Exhibit 99.1.

         Forrester believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of Forrester's ongoing business. Our pro forma presentation excludes the following:

         Amortization of acquisition-related intangibles - we exclude the non-cash effect of the amortization of acquisition-related intangibles from our pro forma results in order to more consistently present our ongoing results of operations.

      Impairments of non-marketable securities - we have consistently excluded both one-time gains and one-time write-offs related to our investments in non-marketable securities from our pro forma results in order to keep quarter over quarter comparisons consistent.

      Restructuring charges - we excluded restructuring charges from our first quarter 2002 pro forma results because our failure to do so would present a misleading improvement in our pro forma results in the first quarter of 2003 as compared to the same period in 2002.

      However, these measures should be considered in addition to, not as a substitute for, or superior to, operating income or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in the Forrester's financial statements and filings with the Securities and Exchange Commission.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                         FORRESTER RESEARCH, INC.


                                         By: /s/ WARREN HADLEY
                                             ----------------------------------
                                             Name:  Warren Hadley
                                             Title: Treasurer and Chief
                                                      Financial Officer

Dated: April 30, 2003
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                                  Exhibit Index

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Exhibit              Description                                            Page
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
99.1                 Press Release dated April 30, 2003.                       5
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